UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2012, Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and the representatives of the underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters, and the Underwriters agreed to purchase for resale to the public, $350,000,000 aggregate principal amount of the Company’s 3.125% Senior Notes due 2023 (the “Notes”). The offering of the Notes was completed on December 10, 2012.

The Notes were issued pursuant to an indenture, dated as of December 10, 2012 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of December 10, 2012 (the “Supplemental Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes are direct, unsecured obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated obligations. Interest on the Notes will be payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2013.

The Company may redeem all or a portion of the Notes at its option at any time or from time to time prior to November 15, 2022 (three months prior to the maturity date of the notes) at a redemption price equal to the greater of:

•	100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date; and

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture) plus 25 basis points, plus accrued and unpaid interest to, but excluding, the redemption date.

At any time on or after November 15, 2022 (three months prior to the maturity date of the Notes), the Company may redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date.

In addition, if a Change of Control (as defined in the Supplemental Indenture) occurs, unless the Company has exercised its right to redeem the Notes as described in the foregoing paragraphs, holders of the Notes will have the right to require the Company to repurchase all or any part of their Notes for payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase.

The Notes were sold to the Underwriters at an issue price of 98.946% of the principal amount thereof, and the Underwriters offered the Notes to the public at a price of 99.596% of the principal amount thereof. The net proceeds of the offering to the Company were approximately $346 million, which the Company used, together with cash on hand, to purchase approximately $544 million aggregate principal amount of its outstanding 7.875% Senior Notes due 2014 (the “2014 Notes”), 7.375% Senior Notes due 2015, 6.75% Senior Notes due 2018 and 7.15% Senior Notes due 2019 pursuant to the cash tender offer announced November 26, 2012, plus accrued and unpaid interest on such notes and related fees and expenses.

The Notes are being offered and sold by the Company pursuant to a registration statement (the “Registration Statement”) on Form S-3 (File No. 333-185268).

Additionally, the Company received consents pursuant to its previously announced consent solicitation from the holders of a majority in principal amount of the outstanding 2014 Notes to proposed amendments (the “Proposed Amendments”) to the indenture governing the 2014 Notes (the “2014 Indenture”) to reduce the minimum notice period prior to a redemption of the 2014 Notes from thirty days to three business days. The Company entered into a supplemental indenture (the “2014 Supplemental Indenture”) to the 2014 Indenture on December 10, 2012 to effectuate the Proposed Amendments.

The foregoing description of the Underwriting Agreement, Base Indenture, Supplemental Indenture and 2014 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed herewith as Exhibits 1.1, 4.1, 4.2 and 4.3 and incorporated herein by reference.

Each of DLA Piper LLP (US), Baltimore, Maryland and Jones Day, New York, New York has issued an opinion to the Company, dated December 10, 2012, regarding the legality of the Notes. A copy of each opinion is filed herewith as Exhibits 5.1 and 5.2, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 8.01. Other Events.

On December 10, 2012, the Company announced the results of its previously announced tender offer and consent solicitation. A copy of the press release relating to such announcement, dated December 10, 2012, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated December 5, 2012.

4.1	Indenture, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture No. 1, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Supplemental Indenture No. 5, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and U.S. Bank National Association, as trustee.

5.1	Opinion of DLA Piper LLP (US).

5.2	Opinion of Jones Day.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 5.2).

99.1	Press Release, dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ Kristen Prohl
Name:	Kristen Prohl
Title:	Assistant Secretary

Date: December 10, 2012

INDEX TO EXHIBITS

Number	Exhibit

1.1	Underwriting Agreement, dated December 5, 2012.

4.1	Indenture, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture No. 1, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Supplemental Indenture No. 5, dated as of December 10, 2012, between Starwood Hotels & Resorts Worldwide, Inc. and U.S. Bank National Association, as trustee.

5.1	Opinion of DLA Piper LLP (US).

5.2	Opinion of Jones Day.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Jones Day (included in Exhibit 5.2).

99.1	Press Release, dated December 10, 2012.